Warrant Liabilities	12 Months Ended
Dec. 31, 2024
Disclosure of Warrant Liabilities [Abstract]
Warrant Liabilities

17. WARRANT LIABILITIES

The following table summarizes the Company’s outstanding warrant liabilities by warrant type as of December 31, 2024 and 2023:

	2024			2023
in CHF thousands (except number of warrants)	BCA Warrants	Blackrock Warrant	Total Warrant Liabilities	BCA Warrants	Blackrock Warrant	Total Warrant Liabilities
Balance as of January 1,	5,370	-	5,370	-	-	-
Issuance of warrants	-	294	294	2,136	-	2,136
Fair value (gain)/loss on warrant liability	15,364	167	15,531	3,431	-	3,431
Exercise of public and private warrants	(1,344)	-	(1,344)	(197)	-	(197)
Balance as of December 31,	19,390	461	19,851	5,370	-	5,370

The Blackrock Warrant, described in Note 5, is classified as a liability because its exercise price is fixed in USD, which is not the functional currency of the Company and therefore it does not meet the requirements to be classified as equity under IFRS. The fair value of the Blackrock Warrant is determined using the Black-Scholes option-pricing model and is included in Level 3 of the fair value hierarchy.

The following assumptions were used in the Black-Scholes option-pricing model for determining the fair value of the Blackrock Warrant as of issuance and December 31, 2024 as indicated:

	May 29, 2024	December 31, 2024
Share price on valuation date	USD 11.93 (CHF 10.88)	USD 17.00 (CHF 15.38)
Expected volatility (%) (1)	85.56	94.32
Expected term (years) (2)	3.50	3.21
Risk-free interest rate (%) (3)	4.75	4.28
Dividend yield (%)	0.00	0.00

(1) The expected volatility was derived from the historical stock volatilities of comparable peer public companies within the Company’s industry.

(2) The expected term represents the period that the Blackrock Warrant is expected to be outstanding.

(4) The risk-free interest rate is based on the U.S. Treasury yield curve in effect at the measurement date with maturities approximately equal to the expected terms

For the year ended December 31, 2024, the Company recognized a fair value loss of CHF 15.5 million, primarily due to increase of share price. This led to an increase of the warrant liability to CHF 19.9 million as of December 31, 2024. There were exercises of 279,033 warrant shares during the year ended December 31, 2024 at a price of CHF 10.13 or $11.50 per share, which resulted in a reduction of CHF 1.3 million to the warrant liability, an additional CHF 2.7 million of cash and an increase of CHF 4.1 million in shareholders’ equity. For the year ended December 31, 2023, the Company recognized a fair value loss of CHF 3.4 million, leading to an increase of the warrant liability to CHF 5.4 million as of December 31, 2023. The exercise of 149,156 public warrants at a price of CHF 10.26 or $11.50 per share during the year ended December 31, 2023 resulted in a reduction of CHF 0.2 million to the warrant liability, an additional CHF 1.5 million of cash and an increase of CHF 1.7 million in shareholders’ equity.

The movement of the warrant liabilities during the years ended December 31, 2024 and 2023 is illustrated below:

	2024		2023
in CHF thousands (except share number of warrants)	Warrant liabilities	Number of outstanding warrants	Warrant liabilities	Number of outstanding warrants
Balance as of January 1,	5,370	4,254,096	-	-
Issuance of warrants	294	43,321	2,136	4,403,294
Fair value loss on warrant liability	15,531	-	3,431	-
Exercise of public and private warrants	(1,344)	(279,033)	(197)	(149,198)
Balance as of December 31,	19,851	4,018,384	5,370	4,254,096